UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2015

QS BATTERYMARCH

GLOBAL EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of QS Batterymarch Global Equity Fund for the six-month reporting period ended April 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 1, 2015

II	QS Batterymarch Global Equity Fund

Investment commentary

Economic review

After initially expanding, the U.S. economy contracted during the six months ended April 30, 2015 (the “reporting period”). The U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its second estimate for first quarter 2015 GDP was -0.7%. This downturn was attributed to a number of factors, including negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 57.6 in

November 2014, the PMI generally decelerated over much of the reporting period and the PMI was 51.5 in April 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.4% in April 2015, its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said: “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

QS Batterymarch Global Equity Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, before the beginning of the reporting period, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015. Finally, on May 11, 2015, after the reporting period ended, China’s central bank cut the rate to 5.10% in an effort to stimulate growth.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market generated positive results over the six months ended April 30, 2015. Stocks got off to a solid start as they rallied in November 2014, given signs that the economy was gaining momentum and corporate profits often exceeded expectations. After treading water in December, the market declined in January 2015. This setback was triggered by concerns over global growth and geopolitical issues. The market then moved sharply higher in February given strong investor risk appetite. After another bout of weakness in March, the market posted a positive return in April. All

IV	QS Batterymarch Global Equity Fund

told, for the six months ended April 30, 2015, the S&P 500 Indexvi gained 4.40%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns, with the Russell Midcap Indexvii returning 5.87% during the reporting period. Large-cap stocks, as measured by the Russell 1000 Indexviii, returned 4.75% and small-cap stocks, as measured by the Russell 2000 Indexix rose 4.65%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 6.59% and 2.82%, respectively, during the six months ended April 30, 2015.

Q. How did the international stock markets perform during the reporting period?

A. Developed market equities, as measured by the MSCI EAFE Index,xii gained 6.81% during the six months ended April 30, 2015. Emerging market equities produced relatively weaker results, as the MSCI Emerging Markets Indexxiii returned 3.92% during the reporting period. Emerging market equities were impacted by concerns about global growth, sharply falling oil prices, periods of weak demand and the fluctuating U.S. dollar.

Performance review

For the six months ended April 30, 2015, Class A shares of QS Batterymarch Global Equity Fund, excluding sales charges, returned 8.21%. The Fund’s unmanaged benchmark, the MSCI World Indexxiv, returned 5.09% for the same period. The Lipper Global Large-Cap Value Funds Category Average1 returned 3.93% over the same time frame.

Performance Snapshot as of April 30, 2015 (unaudited)
(excluding sales charges)	6 months
QS Batterymarch Global Equity Fund:
Class 1[2]	8.17%
Class A	8.21%
Class C	7.72%
Class I	8.35%
MSCI World Index	5.09%
Lipper Global Large-Cap Value Funds Category Average[1]	3.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 65 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

QS Batterymarch Global Equity Fund	V

Investment commentary (cont’d)

shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015, the gross total annual operating expense ratios for Class 1, Class A, Class C and Class I shares were 1.67%, 1.75%, 2.42% and 1.14%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares. In addition, the total annual fund operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 1, 2015

RISKS: Investments in stocks are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies and, therefore, is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future

VI	QS Batterymarch Global Equity Fund

results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

QS Batterymarch Global Equity Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2015 and October 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2014 and held for the six months ended April 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class 1	8.17%	$1,000.00	$1,081.70	1.45%	$7.48	Class 1	5.00%	$1,000.00	$1,017.60	1.45%	$7.25
Class A	8.21	1,000.00	1,082.10	1.50	7.74	Class A	5.00	1,000.00	1,017.36	1.50	7.50
Class C	7.72	1,000.00	1,077.20	2.25	11.59	Class C	5.00	1,000.00	1,013.64	2.25	11.23
Class I	8.35	1,000.00	1,083.50	1.10	5.68	Class I	5.00	1,000.00	1,019.34	1.10	5.51

2	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

[1]	For the six months ended April 30, 2015.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2015

QS Batterymarch Global Equity Fund

Security	Shares	Value
Common Stocks — 98.8%
Consumer Discretionary — 13.1%
Auto Components — 0.4%
Hyundai Mobis	2,410	$528,973	(a)
Automobiles — 3.2%
Fuji Heavy Industries Ltd.	26,600	887,067	(a)
Mazda Motor Corp.	28,800	562,447	(a)
Tata Motors Ltd., ADR	23,263	958,203
Toyota Motor Corp.	32,500	2,257,651	(a)
Total Automobiles		4,665,368
Hotels, Restaurants & Leisure — 0.8%
Brinker International Inc.	22,000	1,218,140
Household Durables — 1.3%
Bellway PLC	35,000	1,068,975	(a)
Persimmon PLC	33,500	872,172	*(a)
Total Household Durables		1,941,147
Leisure Products — 0.3%
Vista Outdoor Inc.	9,400	411,344	*
Media — 2.7%
Comcast Corp., Class A Shares	23,200	1,340,032
ITV PLC	459,966	1,785,702	(a)
Time Warner Cable Inc.	4,800	746,496
Total Media		3,872,230
Multiline Retail — 1.7%
Macy’s Inc.	19,800	1,279,674
Next PLC	9,968	1,122,833	(a)
Total Multiline Retail		2,402,507
Specialty Retail — 2.7%
Home Depot Inc.	11,300	1,208,874
Lowe’s Cos. Inc.	22,200	1,528,692
TJX Cos. Inc.	19,400	1,252,076
Total Specialty Retail		3,989,642
Total Consumer Discretionary		19,029,351
Consumer Staples — 10.2%
Beverages — 2.2%
Dr. Pepper Snapple Group Inc.	12,000	894,960
Heineken NV	11,200	878,370	(a)
PepsiCo Inc.	14,900	1,417,288
Total Beverages		3,190,618

See Notes to Financial Statements.

4	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

QS Batterymarch Global Equity Fund

Security	Shares	Value
Food & Staples Retailing — 3.3%
CVS Health Corp.	22,000	$2,184,380
Koninklijke Ahold NV	53,412	1,031,420	(a)
Kroger Co.	10,004	689,375
Wal-Mart Stores Inc.	11,635	908,112
Total Food & Staples Retailing		4,813,287
Food Products — 1.5%
Archer-Daniels-Midland Co.	21,980	1,074,383
Tyson Foods Inc., Class A Shares	28,600	1,129,700
Total Food Products		2,204,083
Household Products — 2.1%
Kimberly-Clark Corp.	9,900	1,085,931
Procter & Gamble Co.	11,630	924,701
Reckitt Benckiser Group PLC	10,713	956,612	(a)
Total Household Products		2,967,244
Tobacco — 1.1%
Altria Group Inc.	32,600	1,631,630
TotaL Consumer Staples		14,806,862
Energy — 7.6%
Energy Equipment & Services — 0.7%
Cameron International Corp.	16,459	902,282	*
Oil, Gas & Consumable Fuels — 6.9%
Encana Corp.	43,800	621,877
Exxon Mobil Corp.	16,190	1,414,520
Gazprom OAO, ADR	76,199	451,355	(a)
Marathon Petroleum Corp.	9,400	926,558
Neste Oil OYJ	42,508	1,156,406	(a)
Occidental Petroleum Corp.	9,300	744,930
Phillips 66	15,130	1,199,960
Rosneft Oil Co., GDR	123,772	611,362	(a)
Royal Dutch Shell PLC, Class A Shares	45,000	1,427,595	(a)
Valero Energy Corp.	25,800	1,468,020
Total Oil, Gas & Consumable Fuels		10,022,583
Total Energy		10,924,865
Financials — 20.4%
Banks — 10.0%
Bank of America Corp.	81,800	1,303,074
Bank of China Ltd., Class H Shares	2,087,000	1,433,532	(a)
BOC Hong Kong Holdings Ltd.	316,500	1,231,656	(a)
China Construction Bank Corp., Class H Shares	505,000	491,463	(a)

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2015

QS Batterymarch Global Equity Fund

Security	Shares	Value
Banks — continued
China Merchants Bank Co., Ltd., Class H Shares	350,600	$1,066,738	(a)
Industrial & Commercial Bank of China Ltd., Class H Shares	1,271,000	1,107,449	(a)
JPMorgan Chase & Co.	28,900	1,828,214
National Bank of Canada	25,800	1,042,478
Oversea-Chinese Banking Corp. Ltd.	103,000	829,520	(a)
Royal Bank of Canada	18,000	1,195,176
Shinsei Bank Ltd.	404,000	826,947	(a)
Societe Generale SA	22,700	1,132,433	(a)
Sumitomo Mitsui Financial Group Inc.	23,600	1,029,164	(a)
Total Banks		14,517,844
Consumer Finance — 0.7%
ORIX Corp.	63,400	969,535	(a)
Insurance — 8.4%
Allianz AG, Registered Shares	7,524	1,286,578	(a)
Allied World Assurance Co. Holdings AG	8,700	357,918
Allstate Corp.	17,300	1,205,118
American Financial Group Inc.	8,800	556,160
American International Group Inc.	16,500	928,785
AXA SA	48,324	1,219,911	(a)
Dai-ichi Life Insurance Co., Ltd.	63,400	1,038,300	(a)
Hannover Rueck SE	8,609	879,711	(a)
Lincoln National Corp.	15,000	847,350
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	8,415	1,651,389	(a)
PartnerRe Ltd.	8,300	1,062,400
Swiss Re AG	13,078	1,162,538	(a)
Total Insurance		12,196,158
Real Estate Investment Trusts (REITs) — 0.4%
CBL & Associates Properties Inc.	29,914	538,751
Real Estate Management & Development — 0.9%
China Overseas Land & Investment Ltd.	168,000	700,660	(a)
China Resources Land Ltd.	162,000	590,417	(a)
Total Real Estate Management & Development		1,291,077
Total Financials		29,513,365
Health Care — 13.9%
Biotechnology — 3.8%
Amgen Inc.	6,500	1,026,415
Biogen Inc.	2,200	822,646	*
Celgene Corp.	7,320	790,999	*

See Notes to Financial Statements.

6	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

QS Batterymarch Global Equity Fund

Security	Shares	Value
Biotechnology — continued
Gilead Sciences Inc.	9,332	$937,960	*
United Therapeutics Corp.	11,800	1,884,342	*
Total Biotechnology		5,462,362
Health Care Equipment & Supplies — 1.0%
Edwards Lifesciences Corp.	5,389	682,517	*
Teleflex Inc.	5,893	724,603
Total Health Care Equipment & Supplies		1,407,120
Health Care Providers & Services — 2.1%
Aetna Inc.	6,000	641,220
Cardinal Health Inc.	9,600	809,664
McKesson Corp.	7,400	1,653,160
Total Health Care Providers & Services		3,104,044
Pharmaceuticals — 7.0%
AbbVie Inc.	19,300	1,247,938
Merck & Co. Inc.	14,600	869,576
Merck KGaA	10,880	1,180,108	(a)
Mylan NV	16,884	1,220,038	*
Novo Nordisk A/S, Class B Shares	36,645	2,052,679	(a)
Pfizer Inc.	22,762	772,314
Shire PLC	18,210	1,481,533	(a)
Teva Pharmaceutical Industries Ltd., ADR	23,000	1,389,660
Total Pharmaceuticals		10,213,846
Total Health Care		20,187,372
Industrials — 9.6%
Aerospace & Defense — 4.1%
Boeing Co.	11,100	1,591,074
Lockheed Martin Corp.	9,300	1,735,380
Northrop Grumman Corp.	7,185	1,106,777
Raytheon Co.	14,600	1,518,400
Total Aerospace & Defense		5,951,631
Airlines — 1.2%
Alaska Air Group Inc.	27,400	1,755,244
Construction & Engineering — 0.2%
Vinci SA	5,651	346,636	(a)
Electrical Equipment — 0.8%
Mitsubishi Electric Corp.	84,000	1,088,637	(a)
Machinery — 0.7%
Illinois Tool Works Inc.	10,200	954,516

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2015

QS Batterymarch Global Equity Fund

Security	Shares	Value
Marine — 0.5%
A.P. Moeller—Maersk A/S	395	$782,075	(a)
Road & Rail — 1.6%
Canadian National Railway Co.	16,700	1,078,268
Central Japan Railway Co.	7,300	1,295,161	(a)
Total Road & Rail		2,373,429
Trading Companies & Distributors — 0.5%
Itochu Corp.	55,300	681,237	(a)
Total Industrials		13,933,405
Information Technology — 12.3%
Communications Equipment — 1.6%
Brocade Communications Systems Inc.	110,500	1,248,650
Juniper Networks Inc.	39,700	1,049,271
Total Communications Equipment		2,297,921
Electronic Equipment, Instruments & Components — 0.5%
Corning Inc.	35,590	744,899
Internet Software & Services — 0.9%
Facebook Inc., Class A Shares	8,816	694,436	*
VeriSign Inc.	9,000	571,590	*
Total Internet Software & Services		1,266,026
IT Services — 0.8%
Computer Sciences Corp.	11,000	708,950
Leidos Holdings Inc.	12,800	532,992
Total IT Services		1,241,942
Semiconductors & Semiconductor Equipment — 2.9%
Micron Technology Inc.	35,600	1,001,428	*
NVIDIA Corp.	30,000	665,850
NXP Semiconductors NV	11,000	1,057,320	*
Texas Instruments Inc.	27,020	1,464,754
Total Semiconductors & Semiconductor Equipment		4,189,352
Software — 1.1%
Aspen Technology Inc.	25,760	1,143,486	*
Symantec Corp.	19,000	473,575
Total Software		1,617,061
Technology Hardware, Storage & Peripherals — 4.5%
Apple Inc.	35,083	4,390,638
Hewlett-Packard Co.	26,700	880,299
Samsung Electronics Co., Ltd.	922	1,209,216	(a)
Total Technology Hardware, Storage & Peripherals		6,480,153
Total Information Technology		17,837,354

See Notes to Financial Statements.

8	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

QS Batterymarch Global Equity Fund

Security	Shares	Value
Materials — 6.5%
Chemicals — 3.3%
Asahi Kasei Corp.	112,000	$1,051,307	(a)
Dow Chemical Co.	15,700	800,700
LyondellBasell Industries NV, Class A Shares	14,550	1,506,216
Nissan Chemical Industries Ltd.	34,500	681,081	(a)
PPG Industries Inc.	3,400	753,304
Total Chemicals		4,792,608
Containers & Packaging — 1.5%
Avery Dennison Corp.	16,560	920,570
Packaging Corp. of America	17,700	1,224,663
Total Containers & Packaging		2,145,233
Metals & Mining — 0.5%
Rio Tinto PLC	15,300	681,568	(a)
Paper & Forest Products — 1.2%
International Paper Co.	15,540	834,809
Mondi PLC	46,119	933,217	(a)
Total Paper & Forest Products		1,768,026
Total Materials		9,387,435
Telecommunication Services — 2.8%
Diversified Telecommunication Services — 2.3%
BT Group PLC	203,544	1,422,204	(a)
Nippon Telegraph & Telephone Corp.	16,500	1,112,076	(a)
Telstra Corp., Ltd.	166,200	817,273	(a)
Total Diversified Telecommunication Services		3,351,553
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, Series L Shares, ADR	31,100	649,679
Total Telecommunication Services		4,001,232
Utilities — 2.4%
Electric Utilities — 1.7%
Edison International	10,071	613,727
Entergy Corp.	13,400	1,034,212
Korea Electric Power Corp.	19,100	829,298	(a)
Total Electric Utilities		2,477,237
Multi-Utilities — 0.7%
National Grid PLC	72,000	968,037	(a)
Total Utilities		3,445,274
Total Investments before Short-Term Investments (Cost — $104,766,365)		143,066,515

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2015

QS Batterymarch Global Equity Fund

Security	Rate	Shares	Value
Short-Term Investments — 0.8%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost—$1,177,356)	0.104%	1,177,356	$1,177,356
Total Investments — 99.6% (Cost — $105,943,721#)			144,243,871
Other Assets in Excess of Liabilities — 0.4%			547,767
Total Net Assets — 100.0%			$144,791,638

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

Summary of Investments by Country**
United States	57.0%
Japan	9.3
United Kingdom	6.2
China	3.7
Germany	3.5
Netherlands	3.0
Canada	2.7
Denmark	2.0
France	1.9
South Korea	1.8
Ireland	1.0
Israel	1.0
Hong Kong	0.9
Switzerland	0.8
Finland	0.8
Russia	0.7
India	0.7
South Africa	0.6
Singapore	0.6
Australia	0.6
Mexico	0.4
Short-Term Investments	0.8
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2015 and are subject to change.

See Notes to Financial Statements.

10	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2015

Assets:
Investments, at value (Cost — $105,943,721)	$144,243,871
Foreign currency, at value (Cost — $436,318)	443,651
Dividends and interest receivable	432,159
Receivable for Fund shares sold	37,040
Prepaid expenses	49,480
Total Assets	145,206,201

Liabilities:
Investment management fee payable	88,804
Service and/or distribution fees payable	38,300
Payable for Fund shares repurchased	34,326
Trustees’ fees payable	765
Accrued expenses	252,368
Total Liabilities	414,563
Total Net Assets	$144,791,638

Net Assets:
Par value (Note 7)	$104
Paid-in capital in excess of par value	158,731,992
Undistributed net investment income	300,530
Accumulated net realized loss on investments and foreign currency transactions	(52,549,333)
Net unrealized appreciation on investments and foreign currencies	38,308,345
Total Net Assets	$144,791,638

Shares Outstanding:
Class 1	106,816
Class A	9,247,243
Class C	984,922
Class I	86,863

Net Asset Value:
Class 1 (and redemption price)	$13.82
Class A (and redemption price)	$13.88
Class C*	$13.99
Class I (and redemption price)	$13.85
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.73

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended April 30, 2015

Investment Income:
Dividends	$1,780,496
Interest	251
Less: Foreign taxes withheld	(82,597)
Total Investment Income	1,698,150

Expenses:
Investment management fee (Note 2)	593,857
Transfer agent fees (Note 5)	282,287
Service and/or distribution fees (Notes 2 and 5)	232,357
Registration fees	37,353
Legal fees	28,749
Audit and tax fees	18,883
Shareholder reports	17,718
Custody fees	17,307
Fund accounting fees	6,926
Trustees’ fees	4,585
Insurance	1,531
Miscellaneous expenses	3,965
Total Expenses	1,245,518
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(138,980)
Net Expenses	1,106,538
Net Investment Income	591,612

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	4,828,816
Foreign currency transactions	(21,715)
Net Realized Gain	4,807,101
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,591,674
Foreign currencies	9,536
Change in Net Unrealized Appreciation (Depreciation)	5,601,210
Net Gain on Investments and Foreign Currency Transactions	10,408,311
Increase in Net Assets From Operations	$10,999,923

See Notes to Financial Statements.

12	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2015 (unaudited) and the Year Ended October 31, 2014	2015	2014

Operations:
Net investment income	$591,612	$1,090,760
Net realized gain	4,807,101	11,910,457
Change in net unrealized appreciation (depreciation)	5,601,210	2,025,828
Increase in Net Assets from Operations	10,999,923	15,027,045

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,250,011)	(750,031)
Decrease in Net Assets from Distributions to Shareholders	(1,250,011)	(750,031)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	16,243,856	21,030,595
Reinvestment of distributions	1,240,046	744,648
Cost of shares repurchased	(20,073,413)	(31,374,279)
Decrease in Net Assets from Fund Share Transactions	(2,589,511)	(9,599,036)
Increase in Net Assets	7,160,401	4,677,978

Net Assets:
Beginning of period	137,631,237	132,953,259
End of period*	$144,791,638	$137,631,237
*Includesundistributed net investment income of:	$300,530	$958,929

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$12.90	$11.61	$9.18	$8.64	$8.77	$7.87

Income (loss) from operations:
Net investment income	0.06	0.12	0.12	0.14	0.15	0.11
Net realized and unrealized gain (loss)	0.98	1.25	2.45	0.57	(0.15)	0.92
Total income from operations	1.04	1.37	2.57	0.71	0.00 [3]	1.03

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.14)	(0.17)	(0.13)	(0.13)
Total distributions	(0.12)	(0.08)	(0.14)	(0.17)	(0.13)	(0.13)

Net asset value, end of period	$13.82	$12.90	$11.61	$9.18	$8.64	$8.77
Total return[4]	8.17%	11.89%	28.32%	8.46%	(0.10)%	13.14%

Net assets, end of period (000s)	$1,477	$1,467	$1,553	$1,362	$1,504	$1,961

Ratios to average net assets:
Gross expenses	1.45%[5]	1.67%	1.78%	1.84%	1.81%	1.98%
Net expenses[6,7]	1.45 [5]	1.50 [8]	1.46 [8]	1.25 [8]	1.03 [8]	1.24 [8]
Net investment income	0.96 [5]	0.96	1.20	1.56	1.70	1.29

Portfolio turnover rate	16%	35%	72%	94%	88%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective January 1, 2013, total annual fund operating expenses for Class 1 shares did not exceed the total annual fund operating expenses for Class A shares. Prior to January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed those of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$12.96	$11.67	$9.20	$8.66	$8.79	$7.88

Income (loss) from operations:
Net investment income	0.06	0.12	0.12	0.12	0.13	0.09
Net realized and unrealized gain (loss)	0.99	1.26	2.46	0.57	(0.16)	0.91
Proceeds from settlement of a regulatory matter	—	—	—	—	—	0.01
Total income (loss) from operations	1.05	1.38	2.58	0.69	(0.03)	1.01

Less distributions from:
Net investment income	(0.13)	(0.09)	(0.11)	(0.15)	(0.10)	(0.10)
Total distributions	(0.13)	(0.09)	(0.11)	(0.15)	(0.10)	(0.10)

Net asset value, end of period	$13.88	$12.96	$11.67	$9.20	$8.66	$8.79
Total return[3]	8.21%	11.85%	28.40%	8.15%	(0.35)%	12.95%[4]

Net assets, end of period (000s)	$128,329	$113,294	$100,271	$78,625	$75,326	$83,342

Ratios to average net assets:
Gross expenses	1.70%[5]	1.75%	1.84%	2.01%	2.00%	2.02%
Net expenses[6,7,8]	1.50 [5]	1.50	1.50	1.50	1.29	1.50
Net investment income	0.94 [5]	0.95	1.16	1.31	1.44	1.04

Portfolio turnover rate	16%	35%	72%	94%	88%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.82%. Class A received $94,815 related to this distribution.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2015[2]		2014	2013	2012	2011	2010

Net asset value, beginning of period	$12.99		$11.70	$9.20	$8.66	$8.79	$7.89

Income (loss) from operations:
Net investment income	0.01		0.02	0.04	0.05	0.06	0.02
Net realized and unrealized gain (loss)	0.99		1.27	2.48	0.58	(0.15)	0.92
Proceeds from settlement of a regulatory matter	—		—	—	—	—	0.01
Total income (loss) from operations	1.00		1.29	2.52	0.63	(0.09)	0.95

Less distributions from:
Net investment income	(0.00)	[3]	—	(0.02)	(0.09)	(0.04)	(0.05)
Total distributions	(0.00)	[3]	—	(0.02)	(0.09)	(0.04)	(0.05)

Net asset value, end of period	$13.99		$12.99	$11.70	$9.20	$8.66	$8.79
Total return[4]	7.72%		11.03%	27.46%	7.33%	(1.08)%	12.02%[5]

Net assets, end of period (000s)	$13,783		$15,609	$20,792	$25,897	$35,722	$42,271

Ratios to average net assets:
Gross expenses	2.41%[6]		2.42%	2.37%	2.69%	2.67%	2.79%
Net expenses[7,8,9]	2.25	[6]	2.25	2.25	2.25	2.04	2.24
Net investment income	0.11	[6]	0.19	0.41	0.59	0.70	0.29

Portfolio turnover rate	16%		35%	72%	94%	88%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.89%. Class C received $27,254 related to this distribution.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

16	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$12.96	$11.66	$9.19	$8.67	$8.78	$7.89

Income (loss) from operations:
Net investment income	0.11	0.15	0.15	0.14	0.17	0.11
Net realized and unrealized gain (loss)	0.96	1.27	2.46	0.57	(0.15)	0.92
Total income from operations	1.07	1.42	2.61	0.71	0.02	1.03

Less distributions from:
Net investment income	(0.18)	(0.12)	(0.14)	(0.19)	(0.13)	(0.14)
Total distributions	(0.18)	(0.12)	(0.14)	(0.19)	(0.13)	(0.14)

Net asset value, end of period	$13.85	$12.96	$11.66	$9.19	$8.67	$8.78
Total return[3]	8.35%	12.26%	28.73%	8.36%	0.21%	13.12%

Net assets, end of period (000s)	$1,203	$602	$359	$227	$427	$16,180

Ratios to average net assets:
Gross expenses	1.10%[4]	1.14%	1.26%	1.25%	1.18%	1.16%
Net expenses[5,6]	1.10 [4]	1.14	1.25 [7]	1.25 [7]	0.93 [7]	1.16
Net investment income	1.60 [4]	1.24	1.42	1.58	1.85	1.38

Portfolio turnover rate	16%	35%	72%	94%	88%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

QS Batterymarch Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

18	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$9,943,531	$9,085,820	—	$19,029,351
Consumer staples	11,940,460	2,866,402	—	14,806,862
Energy	7,278,147	3,646,718	—	10,924,865
Financials	10,865,424	18,647,941	—	29,513,365
Health care	15,473,052	4,714,320	—	20,187,372
Industrials	9,739,659	4,193,746	—	13,933,405
Information technology	16,628,138	1,209,216	—	17,837,354
Materials	6,040,262	3,347,173	—	9,387,435
Telecommunication services	649,679	3,351,553	—	4,001,232
Utilities	1,647,939	1,797,335	—	3,445,274
Total long-term investments	$90,206,291	$52,860,224	—	$143,066,515
Short-term investments†	1,177,356	—	—	1,177,356
Total investments	$91,383,647	$52,860,224	—	$144,243,871

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended April 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2015, securities valued at $52,860,224 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund

20	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

22	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s investment adviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.50%, 2.25% and 1.25%, respectively. In addition, total annual fund operating expenses for Class 1 shares did not exceed the total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without Board of Trustees’ consent.

During the six months ended April 30, 2015, fees waived and/or expenses reimbursed amounted to $138,980.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class B shares had a 5.00% contingent deferred sales charge (“CDSC”) which applied if redemption occurred within 12 months from purchase payment. This CDSC declined by 1.00% per year until no CDSC was incurred. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2015, LMIS and its affiliates retained sales charges of $15,614 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B*	Class C
CDSCs	$35	$31	$1

*	On November 19, 2014, Class B shares were reclassified as Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$22,059,915
Sales	26,470,732

At April 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$40,726,845
Gross unrealized depreciation	(2,426,695)
Net unrealized appreciation	$38,300,150

4. Derivative instruments and hedging activities

During the six months ended April 30, 2015, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

24	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

For the six months ended April 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$2,941
Class A	$151,703	247,214
Class B*	3,441	3,893
Class C	77,213	28,059
Class I	—	180
Total	$232,357	$282,287

*	On November 19, 2014, Class B shares were reclassified as Class A shares.

For the six months ended April 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$123,611
Class B*	3,146
Class C	12,223
Class I	—
Total	$138,980

*	On November 19, 2014, Class B shares were reclassified as Class A shares.

6. Distributions to shareholders by class

	Six Months Ended April 30, 2015	Year Ended October 31, 2014
Net Investment Income:
Class 1	$14,031	$11,080
Class A	1,223,815	734,392
Class B*	—	—
Class C	3,295	—
Class I	8,870	4,559
Total	$1,250,011	$750,031

*	On November 19, 2014, Class B shares were reclassified as Class A shares.

7. Shares of beneficial interest

At April 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

QS Batterymarch Global Equity Fund 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	1,095	$14,031	927	$11,080
Shares repurchased	(8,008)	(105,259)	(20,887)	(259,820)
Net decrease	(6,913)	$(91,228)	(19,960)	$(248,740)

Class A
Shares sold	1,077,368	$14,363,341	1,426,201	$17,503,797
Shares issued on reinvestment	94,455	1,214,688	60,772	729,878
Shares repurchased	(665,139)	(8,899,911)	(1,337,901)	(16,455,573)
Net increase	506,684	$6,678,118	149,072	$1,778,102

Class B*
Shares sold	—	—	4,045	$47,068
Shares repurchased	(540,674)	$(6,698,898)	(362,652)	(4,253,851)
Net decrease	(540,674)	$(6,698,898)	(358,607)	$(4,206,783)

Class C
Shares sold	97,416	$1,304,950	254,627	$3,125,646
Shares issued on reinvestment	252	3,278	—	—
Shares repurchased	(314,584)	(4,333,867)	(830,076)	(10,236,845)
Net decrease	(216,916)	$(3,025,639)	(575,449)	$(7,111,199)

Class I
Shares sold	42,373	$575,565	29,079	$354,084
Shares issued on reinvestment	628	8,049	308	3,690
Shares repurchased	(2,635)	(35,478)	(13,711)	(168,190)
Net increase	40,366	$548,136	15,676	$189,584

*	On November 19, 2014, the Fund converted 522,993 Class B shares into 496,543 Class A shares, valued at $6,479,882. These amounts are reflected in Class A shares sold and Class B shares repurchase, respectively.

8. Capital loss carryforward

As of October 31, 2014 the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(3,495,247)
10/31/2017	(53,872,583)
$(57,367,830)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

26	QS Batterymarch Global Equity Fund 2015 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and

QS Batterymarch Global Equity Fund	27

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional global large-cap value funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the one- and five-year periods, but performed below the median performance of the funds in the Performance Universe for the three- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees noted that the Manager and

28	QS Batterymarch Global Equity Fund

QS Batterymarch were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and QS Batterymarch charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of retail front-end load funds consisting of five global large-cap value funds and one global multi-cap value fund selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load global large-cap value funds and global multi-cap value funds (the

QS Batterymarch Global Equity Fund	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

“Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group, but that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and was lower than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

30	QS Batterymarch Global Equity Fund

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Batterymarch Global Equity Fund	31

QS Batterymarch

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

President

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

QS Batterymarch Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch Global Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02625 6/15 SR15-2496

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
Date:	June 19, 2015
By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Date:	June 19, 2015